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                                                                    EXHIBIT 10.4

                  THIRD AMENDED AND RESTATED EXCHANGE AGREEMENT

      THIS THIRD AMENDED AND RESTATED EXCHANGE AGREEMENT (this "Agreement"), dated as of December 15, 2004, is entered into among MainLine Sub LLC, a Delaware limited liability company ("Holdco"), BUCKEYE GP LLC, a Delaware limited liability company (the "General Partner"), BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), BUCKEYE PIPE LINE COMPANY, L.P., a Delaware limited partnership ("BPLCLP"), LAUREL PIPE LINE COMPANY, L.P., a Delaware limited partnership ("Laurel"), EVERGLADES PIPE LINE COMPANY, L.P., a Delaware limited partnership ("Everglades"), and BUCKEYE PIPE LINE HOLDINGS, L.P., a Delaware limited partnership (collectively with BPLCLP, Laurel, and Everglades, the "Operating Partnerships").

                                   WITNESSETH:

      WHEREAS, Buckeye Pipe Line Company LLC, a Delaware limited liability company (the "Former GP"), Buckeye Management Company LLC, a Delaware limited liability company ("BMC"), Glenmoor LLC, a Delaware limited liability company ("Glenmoor"), the Partnership and the Operating Partnerships entered into the Exchange Agreement, dated as of August 12, 1997 (the "Original Agreement"), the transactions contemplated by which were consummated on such date effective as of 11:59 P.M.;

      WHEREAS, the Original Agreement was (i) amended and restated in its entirety on May 2, 2002 and (ii) further amended and restated as of May 4, 2004 (as so amended and restated, the "Prior Agreement");

      WHEREAS, the Partnership is governed pursuant to an Amended and Restated Agreement of Limited Partnership (the "Master Partnership Agreement"), dated as of December 15, 2004, between the General Partner and the limited partners of the Partnership (the "Limited Partners"), as amended; the Operating Partnerships, are governed pursuant to similar Amended and Restated Agreements of Limited Partnership, each dated as of December 15, 2004, as amended, between the General Partner and the Partnership (collectively, the "Operating Partnership Agreements");

      WHEREAS, in connection with the Original Agreement, the Partnership (i) issued limited partnership units of the Partnership ("LP Units") to Buckeye Pipe Line Services Company, a Pennsylvania corporation (the "Company") whose shares of capital stock are owned by the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust, (referred to herein as the "ESOP"), in exchange for shares of Glenmoor stock (the "Exchange Shares"), and (ii) contributed an undivided interest in the Exchange Shares to the Operating Partnerships as of the date of the Original Agreement;

      WHEREAS, the Operating Partnerships transferred and assigned the Exchange Shares to the Former GP as of the date of the Original Agreement in exchange for the release of certain obligations that the Partnership had to BMC (as the former general partner of the Partnership) and the Former GP, and the Operating Partnerships had to the Former GP; Glenmoor and BMC caused the Former GP to receive the Exchange Shares and to release such obligations of the Partnership and the Operating Partnerships; and the Exchange Shares were further transferred by the Former GP to BMC and by BMC to Glenmoor;

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      WHEREAS, the Former GP was the general partner of the Partnership and the
Operating Partnerships, and pursuant to a Contribution, Assignment and Assumption Agreement dated December 15, 2004, assigned its general partner interests in the Partnership and the Operating Partnerships and all its right, title and interest in the Prior Agreement, to Buckeye GP LLC (the "Assignment Agreement");

      WHEREAS, Holdco is the successor of the merger of BMC and the Former GP with and into Glenmoor, which simultaneously with such merger changed its name to MainLine Sub LLC; and

      WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety to reflect the organizational changes recited above.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                  THE EXCHANGE

      Upon the terms and subject to the conditions of this Agreement, the Operating Partnerships have transferred and assigned the Exchange Shares to the Former GP in exchange for the release of certain obligations of the Partnership to BMC (as the former general partner of the Partnership) and the Former GP, and of the Operating Partnerships to the Former GP, as set forth in Article II below.

                                   ARTICLE II
                             RELEASE OF OBLIGATIONS

      2.01 Obligations to Reimburse for Executive Compensation. (a) Upon the terms and subject to the conditions of this Agreement, the General Partner, for itself and its affiliates, successors and assigns, hereby and irrevocably releases, relinquishes and discharges the Partnership and the Operating Partnerships from any and all liability, obligation, claim, demand, action or suit of any kind or nature, in law or in equity, whatsoever, known or unknown, which may be asserted for or on account of or arising out of or in any manner relating to the Partnership's and/or the Operating Partnerships' obligations pursuant to Section 7.4(b) of the Master Partnership Agreement and the Operating Partnership Agreements or otherwise to reimburse the General Partner for total compensation, including all benefits, paid for the four highest salaried officers performing duties for the General Partner with respect to the functions of operations, finance, legal, marketing and business development, treasury, or performing the function of President of the General Partner following the date of the Original Agreement. Nothing in this Section 2.01(a) shall be deemed to waive the obligations of the Partnership and the Operating Partnerships to reimburse the General Partner for (i) employee fringe benefits and retirement benefits for their executives relating to services performed prior to the date of the Original Agreement, (ii) obligations under severance agreements with their executives to the extent currently reimbursable under the Master Partnership Agreement or (iii) any obligations in respect of their executives which are not related to compensation, including, without limitation, indemnification obligations.

                                       2

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            (b) Holdco and the General Partner agree, unless the General Partner is removed as general partner of the Partnership to perform the executive level functions referred to in Section 2.01(a) for the benefit of the Partnership and the Operating Partnerships in a manner satisfactory to the board of directors of the General Partner.

      2.02 ESOP Obligations Generally. As of the date of this Agreement, Holdco acknowledges that it has received all reimbursements due to it from the Partnership and the Operating Partnerships pursuant to the terms of the Prior Agreement in respect of (i) cash contributions made or to be made by the Company to the ESOP pursuant to the terms of the ESOP trust agreement, as necessary for the ESOP to make all payments of principal, interest and premium due under the Note Agreement, dated as of May 4, 2004, among the ESOP, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (the "Note Agreement"), (ii) cash deposits made or to be made by the Company pursuant to an obligation to maintain a minimum value of collateral pledged to secure the obligations of the ESOP or the Company in respect of the Note Agreement, (iii) income taxes incurred by the Company on the sale of LP Units made to satisfy the redemption obligations described in
Section 2.03 below, and (iv) routine administrative charges and expenses common to employee stock ownership plans incurred in connection with the operation of the ESOP. Each of Holdco and the General Partner hereby release, relinquish and discharge the Partnership and the Operating Partnerships from any and all further liability, obligation, claim, demand, action or suit of any kind or nature, in law or in equity, whatsoever, known or unknown, which may be asserted for or on account of or arising out of or in any manner relating to the foregoing obligations under the Prior Agreement.

      2.03 No ESOP Contributions for Departing Employees. Holdco and the General Partner acknowledge that neither the Partnership nor the Operating Partnerships shall be obligated to reimburse Holdco or the General Partner for obligations to redeem the ESOP accounts of departing employees upon the termination of their employment with the Company, or for any other costs or expenses of or relating to the operation of the ESOP other than those specified in Section 2.02(a) above.

      2.04 Representations and Warranties. Holdco and the General Partner hereby represent and warrant to the Partnership and the Operating Partnerships, as of the date of the Original Agreement, that (a) neither the Company nor any entity treated as a single employer with the Company under Sections 414(b), 414(c), 414(m), or 414(o) of the Internal Revenue Code of 1986, as amended (the "Code"), or Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), has incurred any liability under any provision of ERISA or other applicable law relating to the ESOP; (b) the ESOP has been administered, in all material respects, in compliance with its terms and complies, both in form and operation, with the applicable provisions of ERISA (including, without limitation, the funding and prohibited transactions provisions thereof), the Code and other applicable laws; and (c) the ESOP has been determined by the Internal Revenue Service to be qualified within the meaning of Section 401 of the Code, and neither Holdco nor the General Partner is aware of any fact or circumstances which would adversely affect the qualified status of the ESOP.

                                       3

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                                  ARTICLE III
                       AGREEMENT TO ACT AS GENERAL PARTNER

      3.01 Failure to Act as General Partner Over the ESOP Period. Except to the extent this obligation is assumed by a successor general partner pursuant to
Section 3.02, the General Partner shall continue to serve as the general partner of the Partnership and the Operating Partnerships until all principal, interest and premium is paid in full under the Note Agreement and under any agreements or instruments replacing the Note Agreements have been repaid, unless the Partnership shall be sooner dissolved under Section 14.1(d) of the Master Partnership Agreement. Each Party hereto hereby (i) consents to the transactions set forth in the Assignment Agreement, including the assignment of all general partner interests in the Partnership and the Operating Partnerships by the Former GP to the General Partner, and (ii) agrees that the consummation of such transactions did not violate any provision of the Prior Agreement.

      3.02 Assumption of Obligations by a Successor General Partner. If the General Partner is removed as general partner of the Partnership or one or more of the Operating Partnerships during the ESOP Period, (but not if the General Partner voluntarily withdraws as general partner) pursuant to Section 13.1(b) of the Master Partnership Agreement or if the General Partner transfers its general partner interests in the Partnership or the Operating Partnerships pursuant to
Section 11.1 of the Master Partnership Agreement, the General Partner may cause the successor general partner of the Partnership and the Operating Partnerships to assume its respective obligations, liabilities and duties under this Agreement.

                                   ARTICLE IV
                               GENERAL PROVISIONS

      4.01 Entire Agreement. This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

      4.02 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      4.03 Waiver and Amendment. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition. Any amendment to this Agreement shall be effective only if in a writing signed by each of the parties hereto.

      4.04 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

      4.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

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      4.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                        [signatures follow on next page]

                                       5

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            IN WITNESS WHEREOF, each party hereto has caused this Agreement amending and restating the Prior Agreement to be signed by its officer duly authorized as of the date first above written.

                      MAINLINE SUB LLC

                      By: /s/ Robert B. Wallace
                          _____________________________________
                      NAME: Robert B. Wallace
                      TITLE: Senior Vice President, Finance,
                      and Chief Financial Officer

                      BUCKEYE GP LLC

                      By: /s/ Robert B. Wallace
                          _____________________________________
                      NAME: Robert B. Wallace
                      TITLE: Senior Vice President, Finance,
                      and Chief Financial Officer

                      BUCKEYE PARTNERS, L.P.

                      By:  BUCKEYE GP LLC,
                      AS GENERAL PARTNER

                      By: /s/ Stephen C. Muther
                          _____________________________________
                      NAME: Stephen C. Muther
                      TITLE: Senior Vice President, Administration, General Counsel and Secretary

                      BUCKEYE PIPE LINE COMPANY, L.P.

                      By:  BUCKEYE GP LLC,
                      AS GENERAL PARTNER

                      By: /s/ Stephen C. Muther
                          _____________________________________
                      NAME: Stephen C. Muther
                      TITLE: Senior Vice President, Administration, General Counsel and Secretary

                      [SIGNATURES CONTINUE ONTO NEXT PAGE]

                 [Third Amended and Restated Exchange Agreement]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                      LAUREL PIPE LINE COMPANY, L.P.

                      BY:  BUCKEYE GP LLC,
                      AS GENERAL PARTNER

                      By:  /s/ Stephen C. Muther
                           _____________________________________
                      NAME: Stephen C. Muther
                      TITLE: Senior Vice President, Administration, General Counsel and Secretary

                      EVERGLADES PIPE LINE COMPANY, L.P.

                      By:  BUCKEYE GP LLC,
                      AS GENERAL PARTNER

                      By: /s/ Stephen C. Muther
                          _____________________________________
                      NAME: Stephen C. Muther
                      TITLE: Senior Vice President, Administration, General Counsel and Secretary

                      BUCKEYE PIPE LINE HOLDINGS, L.P.

                      By:  BUCKEYE GP LLC,
                      AS GENERAL PARTNER

                      By: /s/ Stephen C. Muther
                          _____________________________________
                      NAME: Stephen C. Muther
                      TITLE: Senior Vice President, Administration, General Counsel and Secretary

                 [Third Amended and Restated Exchange Agreement]